HIBBETT SPORTING GOODS, INC.

                            1996 STOCK OPTION PLAN

                                 April 1, 1996



                               TABLE OF CONTENTS


                                                                          Page


SECTION 1.  PURPOSE........................................................  1

SECTION 2.  DEFINITIONS....................................................  1
      2.1.        Board....................................................  1
      2.2.        Book Value Per Share.....................................  1
      2.3.        Change in Control........................................  2
      2.4.        Code.....................................................  3
      2.5.        Committee................................................  3
      2.6.        Company..................................................  3
      2.7.        Employee.................................................  3
      2.8.        Exchange Act.............................................  3
      2.9.        Fair Market Value........................................  3
      2.10.       ISO......................................................  4
      2.11.       Non-ISO..................................................  4
      2.12.       Option...................................................  4
      2.13.       Option Agreement.........................................  4
      2.14.       Option Price.............................................  4
      2.15.       Parent Corporation.......................................  5
      2.16.       Plan.....................................................  5
      2.17.       Rule 16b-3...............................................  5
      2.18.       Stock....................................................  5
      2.19.       Subsidiary...............................................  5
      2.20.       Ten Percent Shareholder..................................  5

SECTION 3.  SHARES RESERVED UNDER THE PLAN.................................  5

SECTION 4.  EFFECTIVE DATE.................................................  6

SECTION 5.  ADMINISTRATION.................................................  6

SECTION 6.  ELIGIBILITY....................................................  8

SECTION 7.  GRANT OF OPTIONS...............................................  8
      7.1.        Board Action.............................................  8
      7.2.        $100,000 Limit...........................................  9

SECTION 8.  OPTION PRICE...................................................  9

SECTION 9.  EXERCISE PERIOD................................................ 10

SECTION 10.  TRANSFERABILITY............................................... 11
      10.1................................................................. 11
      10.2................................................................. 11
      10.3................................................................. 13

SECTION 11.  SECURITIES REGISTRATION....................................... 15

SECTION 12.  LIFE OF PLAN.................................................. 16

SECTION 13.  ADJUSTMENT.................................................... 17

SECTION 14.  SALE OR MERGER OR CHANGE IN CONTROL........................... 18
      14.1.       Sale or Merger........................................... 18
      14.2.       Change in Control........................................ 18

SECTION 15.  AMENDMENT OR TERMINATION...................................... 19

SECTION 16.  MISCELLANEOUS................................................. 21
      16.1.       No Shareholder Rights.................................... 21
      16.2.       No Contract of Employment................................ 21
      16.3.       Other Conditions......................................... 21
      16.4.       Withholding.............................................. 21
      16.5.       Construction............................................. 22


                         HIBBETT SPORTING GOODS, INC.

                            1996 STOCK OPTION PLAN



                                  SECTION 1.

                                    PURPOSE

      The purpose of this Plan is to promote the interests of the Company and its shareholders by granting Options to purchase Stock to Employees in order
(1) to provide an additional incentive to each Employee to work to increase the value of the Company's stock, and (2) to provide each Employee with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

                                  SECTION 2.
                                  DEFINITIONS
      Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.
      2.1. Board -- means the Board of Directors of the Company or a Committee appointed by the Board of Directors of the Company.
      2.2.  Book Value Per Share -- means the quotient obtained by dividing
            (x)   the sum of

                  (A)   $21,875,000 and

                  (B)   the excess of

                        (I) retained earnings at the end of the month immediately preceding the date of termination of employment, determined on a consolidated basis for the Company and its subsidiaries by the Company (and its independent public accountants) based on the books and records of the Company and its subsidiaries and in accordance with generally accepted accounting practices applied on a consistent basis over

                        (II) the retained earnings reported on the "Pro Forma," as defined in the "Bank Credit Agreement," as defined in the Subordinated Notes, as defined in the Stockholders Agreement, dated as of November 1, 1995 by and among the SK Equity Fund, L.P., SK Investment Fund, L.P., the Company and the Stockholders listed therein by

            (y)   21,875,000.

Such denominator may be adjusted in the sole discretion of the Board for stock splits, reverse stock splits, stock dividends or other corporate transactions or events which in the sole discretion of the Board are determined to affect
the shares of Common Stock.        2.3.  Change in Control -- means (a) the
acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote more than 50% of the outstanding Stock by any person or by two or more persons acting together. For purposes of this definition, (1) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and (2) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.
      2.4.  Code -- means the Internal Revenue Code of 1986, as amended.
      2.5. Committee -- means a committee appointed by the Board to administer this Plan which at all times shall consist of two or more members of the Board. At such time as the Company becomes subject to the reporting requirements under Section 16(b) of the Exchange Act, each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine.
      2.6. Company -- means Hibbett Sporting Goods, Inc., an Alabama corporation, or any successor to such corporation, and its wholly owned subsidiaries.
      2.7. Employee -- means any full-time employee of the Company who the Board, acting in its absolute discretion, has determined to be eligible for the grant of an Option under this Plan.
      2.8. Exchange Act -- means the Securities Exchange Act of 1934, as amended.
      2.9. Fair Market Value -- means the fair market value of a share of Stock as determined pursuant to a valuation or an appraisal of the Stock and its value per share which is prepared by a qualified independent public accountant or other person experienced in valuing closely held businesses and which is selected by the Board. Such valuation or appraisal shall be deemed to be the fair market value of the Stock and its value per share; provided, however, that the Board shall not be obligated to obtain more than one such independent valuation or appraisal in any calendar year; and, provided further, that if at any time the Stock is publicly traded on any exchange or in the over-the-counter market, the closing price on the date of determination for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal does not report such closing price, such closing price as reported by a newspaper or trade journal selected by the Board, shall be the fair market value of a share of Stock.
      2.10. ISO -- means an option granted under this Plan to purchase Stock which is intended by the Company to satisfy the requirements of Code
Section 422.
      2.11. Non-ISO -- means an option granted under this Plan to purchase Stock which is not intended by the Company to satisfy the requirements of Code Section 422.
      2.12.       Option -- means an ISO or a Non-ISO.
      2.13. Option Agreement -- means the written agreement or instrument which sets forth the terms of an Option granted to an Employee under this Plan.
      2.14. Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.
      2.15. Parent Corporation -- means any corporation which is a parent of the Company within the meaning of Section 424(e) of the Code.
      2.16. Plan -- means this Hibbett Sporting Goods, Inc. 1996 Stock Option Plan, as amended from time to time.
      2.17.       Rule 16b-3 -- means the exemption under Rule 16b-3 to
Section 16(b) of the Exchange Act or any successor to such rule.
      2.18. Stock -- means the $.01 par value common stock of the Company.
      2.19. Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.
      2.20. Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

                                  SECTION 3.
                        SHARES RESERVED UNDER THE PLAN
      There shall be 595,251 shares of Stock reserved for use under this
Plan, and such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan.

                                  SECTION 4.
                                EFFECTIVE DATE
      The effective date of this Plan shall be the date it is adopted by the Board, provided that the shareholders of the Company shall approve this Plan after the date of its adoption in accordance with Rule 16b-3 and, to the extent this Plan provides for the issuance of ISOs, the shareholders of the Company shall approve those portions of this Plan related to the granting of ISOs within twelve (12) months after the date of adoption. If any Options are granted under this Plan before the date of such shareholder approval, such Options automatically shall be granted subject to such approval.

                                  SECTION 5.
                                ADMINISTRATION
      This Plan shall be administered by the Board. The Board acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Board shall have the power to interpret this Plan and (in the event that the Company becomes subject to the reporting requirements of Section 16(b) of the Exchange Act, subject to Rule 16b-3) to take such other action (except to the extent the right to take such action is expressly and exclusively reserved for the Board or the Company's shareholders) in the administration and operation of this Plan as the Board deems equitable under the circumstances, which action shall be binding on the Company, on each affected Employee and on each other person directly or indirectly affected by such action.
      Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member. In no event shall any person who is or has been a member of the Board be liable for any determination made or other action taken by him or any failure by him to act in reliance upon any such report or information, if in good faith.
      Neither the Board nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board may be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorney's fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time, in all events as a majority of the Board then in office may determine from time to time, as evidenced by a written resolution thereof. In addition, no member of the Board and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or other employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, for any act or failure to act by such member or employee, in all events except in circumstances involving such member's or employee's bad faith, gross negligence, intentional fraud or violation of a statute.

                                  SECTION 6.
                                  ELIGIBILITY
      Only Employees shall be eligible for the grant of Options under this Plan.

                                  SECTION 7.
                               GRANT OF OPTIONS
      7.1. Board Action. The Board, acting in its absolute discretion, shall have the right to grant Options to Employees under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options which have a higher or lower Option Price. Each grant of an Option to an Employee shall be evidenced by an Option Agreement, and each such Option Agreement shall (1) specify whether the Option is an ISO or Non-ISO and (2) incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of shares of Stock subject to the Option which first become exercisable during any calendar year. If the Board grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.
      7.2. $100,000 Limit. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISO is granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Non-ISOs. The Fair Market Value of the Stock subject to any other option (determined as of the date such option was granted) which (1) satisfies the requirements of Section 422 of the Code and
(2) is granted to an Employee under a plan maintained by the Company, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

                                  SECTION 8.
                                 OPTION PRICE
      The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Board, an Option Agreement can provide for the payment of the Option Price either in cash, by check, or in Stock acceptable to the Board or in any combination of cash, check, and Stock acceptable to the Board. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Board or its delegate.

                                  SECTION 9.
                                EXERCISE PERIOD
      Each Option granted under this Plan to an Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option granted to an Employee exercisable before the last day of the six-month period which begins on the date such Option is granted or after the earlier of:
            (a) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Employee is a Ten Percent Shareholder on the date the Option is granted; or
            (b) the date which is the tenth anniversary of the date the Option is granted, if the Option is (i) a Non-ISO or (ii) an ISO which is granted to an Employee who is not a Ten Percent Shareholder on the date the Option is granted.
An Option Agreement may provide for the exercise of an Option granted to an Employee after the employment of such Employee has terminated for any reason whatsoever, including death or disability.

                                  SECTION 10.
                                TRANSFERABILITY
      10.1. Except as otherwise set forth in this Section 10, no Option granted under this Plan shall be transferable by an Employee other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the lifetime of an Employee only by such Employee. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee under this Plan.
      10.2.(a)    Upon the termination of employment of an Employee for any
reason, the Company shall have the right and option to repurchase all, but not less than all, of the Employee's Options (to the extent that such Options are exercisable) and Stock acquired pursuant to Options granted hereunder pursuant to this Section 10. Such right and option shall be exercisable for a period of ninety (90) days following the date of termination.
            (b) The price at which the Company shall purchase the Stock and Options of the terminated Employee pursuant to this Section 10 shall be as follows:
                  (1)   For so long as the Company's Stock is not publicly
traded:
                        (i) the price at which the Company shall purchase Options shall be equal to the difference between the Book Value
            Per Share of the Stock on the effective date of the Employee's termination and the exercise price for the Options being purchased; and
                        (ii) the price at which the Company shall purchase shares of Stock held by the Employee shall be equal to the Book Value Per Share of the shares of Stock held by the Employee as of the date of termination.
                  (2)   In the event that the Company's Stock becomes publicly
traded:
                        (i) the price at which the Company shall purchase Options shall be equal to the difference between the Fair Market Value of the Stock on the effective date of the Employee's termination and the exercise price for the Options being purchased; and
                        (ii) the price at which the Company shall purchase shares of Stock held by the Employee shall be equal to the Fair Market Value of the shares of Stock held by the Employee as of the date of termination.
            (c) The closing of the purchase by the Company, if any, shall take place at the principal office of the Company on a date designated by the Company. The designated date shall not be more than thirty (30) days after the date on which the Company exercises its option to repurchase the shares of Stock owned by the Employee pursuant to this Section 10, unless the purchase price for the Stock has not yet been determined, in which case the closing shall occur not more than thirty (30) days following the determination of such purchase price. At closing, the Company shall deliver to the terminated Employee or his or her legal representative a check in the amount of the purchase price for the Employee's Stock and Options. Upon payment by the Company of the purchase price for the Stock and Options, the terminated Employee or his or her legal representative shall relinquish all further right, title and interest in and to the Stock and Options and shall surrender and deliver to the Company all of the certificates representing such Stock, with appropriate endorsement thereon or duly executed stock powers. Such
Stock and Options shall be free from liens, options, or encumbrances of any kind. Any Options purchased by the Company pursuant to Section 10.2 shall be cancelled and such options thereafter shall again become available for use under this Plan.
            (d) Subject to the provisions of this Plan and the Option Agreement relating to any Option granted hereunder, in the event that the Company fails to exercise its option to purchase the Stock of Optionee acquired pursuant to Options granted pursuant to this Plan as provided for in
Section 10.2 hereof, the Employee shall thereafter be free to sell or otherwise dispose of some or all of such Stock.
      10.3.(a)    The Board shall impose such restrictions on any shares of
Stock acquired pursuant to Options under the Plan as it may deem advisable, including, without limitation, the right of first refusal described below, restrictions under applicable federal securities law, restrictions imposed by any stock exchange upon which such shares of Stock may be listed, and restrictions under any blue sky or state securities laws applicable to such shares.
            (b) If at any time during an Employee's lifetime, following the acquisition of Stock pursuant to the exercise of an Option granted under this Plan, the Employee shall desire to sell all or any part of the shares acquired by Employee pursuant to such Option, the Employee may sell the same only after offering it to the Company in the following manner:
                  (1)   The Employee shall serve notice upon the Company
            stating that the Employee has received a bona fide offer for the sale of shares of the Stock and setting forth the following information: (i) the number of shares of the Employee's Stock proposed to be sold; (ii) the name and address of the person offering to purchase such Stock; and (iii) the sale price and terms of payment of such sale. Such notice shall also contain an offer by the Employee to sell such shares of the Stock to the Company at the price offered by such bona fide offeror.
                  (2)   For a period of thirty (30) days after receipt of such
            notice, the Company shall have the right and option to purchase all or a portion of the shares of Stock so offered. If the Company fails to exercise such option with respect to all or a portion of such shares of Stock, the Employee shall be free to sell such remaining shares of Stock to the person named in the aforesaid notice at a price and upon the terms and conditions set forth in such notice; provided, however, that such disposition shall be made within thirty (30) days following the termination of the option of the Company to purchase such shares of Stock.

                                  SECTION 11.
                            SECURITIES REGISTRATION
      Each Option Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Employee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Option Agreement also shall provide that, if so requested by the Company, the Employee shall make a written representation to the Company that he or she will not sell or offer to sell any of such Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act of 1933, as amended ("1933 Act") and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.
Certificates representing the Stock transferred upon the exercise of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                  SECTION 12.
                                 LIFE OF PLAN
      No Option shall be granted under this Plan on or after the earlier of
            (1) the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan thereafter shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or
            (2) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options granted under this Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.



                                  SECTION 13.
                                  ADJUSTMENT
      The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. The Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under
Section 3 of this Plan, the number of shares of Stock subject to Options granted under this Plan, and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons.



                                  SECTION 14.
                      SALE OR MERGER OR CHANGE IN CONTROL
      14.1.       Sale or Merger.  If the Company agrees to sell all or
substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each Option granted to an Employee may, at the direction and discretion of the Board, (a) be cancelled unilaterally by the Company (subject to such conditions, if any, as the Board deems appropriate under the circumstances) in exchange for whole shares of Stock (and cash in lieu of a fractional share) the number of which, if any, shall be determined by the Board on a date set by the Board for this purpose by dividing (1) the excess of the then Fair Market Value of the Stock then subject to exercise under such Option (as determined without regard to any vesting schedule for such Option) over the Option Price of such Stock by (2) the then Fair Market Value of a share of such Stock, or (b) be cancelled unilaterally by the Company if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date.
      14.2. Change in Control. If there is a Change in Control of the Company or a tender or exchange offer is made for Stock other than by the Company, the Board thereafter shall have the right to take such action with respect to any unexercised Options granted to Employees, or all such Options, as the Board deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of such grants under this Plan, including following the procedures set forth in Section 14.1 for a sale or merger of the Company. The Board shall have the right to take different action under this Section 14.2 with respect to different Employees or different groups of Employees, as the Board deems appropriate under the circumstances. In no event, however, shall the Board take any action under this Section 14.2 which would impair the rights of an Employee with respect to Options theretofore granted to such Employee or which would impair the value of such Options, without such Employee's consent.

                                  SECTION 15.
                           AMENDMENT OR TERMINATION
      This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no amendment shall be made which would impair the rights of an Employee with respect to Options theretofore granted or which would impair the value of such Options, without such Employee's consent; and, provided further, that (a) no such amendment shall be made absent the approval of the shareholders of the Company required under Section 422 of the Code (1) to increase the number of shares of Stock reserved under Section 3, or (2) to change the class of employees eligible for Options under Section 6, (b) at such time as the Company becomes subject to the reporting requirements of Section 16(b) of the Exchange Act, the Board shall, in accordance with Rule 16b-3, not amend this Plan absent the approval of the shareholders of the Company (1) to increase materially (within the meaning of Rule 16b-3) the benefits accruing to an Employee under the Plan, (2) to increase materially (within the meaning of Rule 16b-3) the number of securities which may be issued under the Plan, or
(3) otherwise modify materially (within the meaning of Rule 16b-3) the requirements as to eligibility for participation in the Plan, and (c) no provision of this Plan shall be amended more than once every six months if amending such provision would result in the loss of an exemption under Rule 16b-3. Any amendment which specifically applies to Non-ISOs shall not require shareholder approval unless such approval is necessary to comply with Section 16 of the Exchange Act. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.



                                  SECTION 16.
                                 MISCELLANEOUS
      16.1. No Shareholder Rights. No Employee shall have any rights as a shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise of such Option pending the actual issuance of Stock subject to such Option to such Employee.
      16.2. No Contract of Employment. The grant of an Option to an Employee under this Plan shall not constitute a contract of employment and shall not confer on any Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option.
      16.3. Other Conditions. Each Option Agreement may require that an Employee (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of such Option or provides for the repurchase of such Stock by the Company under certain circumstances.
      16.4. Withholding. The exercise of any Option granted under this Plan shall constitute full and complete consent by an Employee to whatever action the Board deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Board acting in its discretion deems applicable to such exercise. The Board also shall have the right to provide in an Option Agreement that an Employee may elect to satisfy federal and state withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under this Plan, and if the Employee is subject to the reporting requirements under Section 16 of the Exchange Act, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3 under the Exchange Act.
      16.5. Construction. This Plan shall be construed under the laws of the State of Alabama.